SFN 5729

STATE OF NORTH DAKOTA

AFFIDAVIT OF MAILING

COUNTY OF BURLEIGH

I, Belinda Dickson, being duly sworn upon oath, depose and say: That on the 1st day of September, 2016 enclosed in separate envelopes true and correct copies of the attached Order No. 20870 of the North Dakota Industrial Commission, and deposited the same with the United States Postal Service in Bismarck, North Dakota, with postage thereon fully paid, directed to the following persons by the Industrial Commission in Case No. 14058:

CHARLES DEMAKIS
OLSON & BURNS PC
PO BOX 1180
MINOT ND 58702-1180

CHARLES DEMAKIS
DEMAKIS LAW PLLC
PO BOX 1748
MINOT ND 58702-1748

Belinda Dickson
Oil & Gas Division

On this 1st day of September, 2016 before me personally appeared Belinda Dickson to me known as the person described in and who executed the foregoing instrument and acknowledged that she executed the same as her free act and deed.

TRUDY HOGUE
Notary Public
State of North Dakota
My Commission Expires June 19, 2020

Notary Public
State of North Dakota, County of Burleigh

SFN 5729

STATE OF NORTH DAKOTA

AFFIDAVIT OF MAILING

COUNTY OF BURLEIGH

I, Belinda Dickson, being duly sworn upon oath, depose and say: That on the 1st day of September, 2016 enclosed in separate envelopes true and correct copies of the attached Order No. 27407 of the North Dakota Industrial Commission, and deposited the same with the United States Postal Service in Bismarck, North Dakota, with postage thereon fully paid, directed to the following persons by the Industrial Commission in Case No. 20408:

CHARLES DEMAKIS
DEMAKIS LAW PLLC
PO BOX 1748
MINOT ND 58702-1748

Belinda Dickson
Oil & Gas Division

On this 1st day of September, 2016 before me personally appeared Belinda Dickson to me known as the person described in and who executed the foregoing instrument and acknowledged that she executed the same as her free act and deed.

TRUDY HOGUE
Notary Public
State of North Dakota
My Commission Expires June 19, 2020

Notary Public
State of North Dakota, County of Burleigh

BEFORE THE INDUSTRIAL COMMISSION

OF THE STATE OF NORTH DAKOTA

CASE NO. 14058
ORDER NO. 20870

IN THE MATTER OF A HEARING CALLED NORTH DAKOTA INDUSTRIAL COMMISSION, COMPLAINANT, V. JAYHAWK ENERGY, INC., RESPONDENT, IN WHICH IT IS ALLEGED THAT RESPONDENT VIOLATED CERTAIN PROVISIONS OF NORTH DAKOTA ADMINISTRATIVE CODE CHAPTER 43-02-03 ON THE KNUDSEN 1 WELL, LOCATED IN THE SE/4 SE/4 SECTION 28, T.164N., R.97W., THE JENKS 1 WELL, LOCATED IN THE NE/4 NE/4 SECTION 34, T.164N., R.97W., THE ARLA KNUDSEN 1-28H WELL, LOCATED IN LOT 1 OF SECTION 28, T.164N., R.97W., AND THE LANDSTROM 3-33H WELL, LOCATED IN THE NE/4 SE/4 SECTION 33, T.164N., R.97W., DIVIDE COUNTY, NORTH DAKOTA.

ORDER OF THE COMMISSION

THE COMMISSION FINDS:

(1) The Industrial Commission, on February 2, 2011, filed a complaint against Jayhawk Energy, Inc. (Jayhawk) for violating North Dakota Administrative Code Section (NDAC) 43-02-03-19 by failing to reclaim wells within a reasonable time, not more than one year from the date the well is plugged, NDAC Section 43-02-03-17 by failing to have the required signs posted on site, NDAC 43-02-03-45 for failing to equip each flare with an automatic ignitor or a continuous burning pilot, and NDAC 43-02-05-49 by failing to properly seal oil tanks in the following wells in Divide County, North Dakota:

Well Name & No.	File No.	Location
Knudsen 1	18738	SE/4 SE/4 Section 28-T164N-R97W
Jenks 1	18740	NE/4 NE/4 Section 34-T164N-R97W
Arla Knudsen 1-28H	16281	Lot 1 Section 28-T164N-R97W
Landstrom 3-33H	16361	NE/4 SE/4 Section 33-T164N-R97W

(2) In the complaint, the Commission requested Jayhawk to pay $100,000 in fines and pay $485 in costs and expenses incurred by the Commission.

(3) In lieu of a formal hearing on the complaint, the parties agreed to resolve all matters in the complaint.

(4) The parties executed an Administrative Consent Agreement in May 2011. The Administrative Consent Agreement was entered into voluntarily and without promise of any kind not contained therein.

(5) This case should be dismissed without prejudice.

IT IS THEREFORE ORDERED:

(1) This case is hereby dismissed without prejudice.

(2) This order shall remain in full force and effect until further order of the Commission.

Dated this 29th day of August, 2016.

INDUSTRIAL COMMISSION
STATE OF NORTH DAKOTA

By the Director, on behalf of the Commission

/s/ Lynn D. Helms, Director

BEFORE THE INDUSTRIAL COMMISSION

OF THE STATE OF NORTH DAKOTA

CASE NO. 20408
ORDER NO. 27407

IN THE MATTER OF A HEARING CALLED NORTH DAKOTA INDUSTRIAL COMMISSION, COMPLAINANT, V. JAYHAWK ENERGY, INC., RESPONDENT, IN WHICH IT IS ALLEGED THAT RESPONDENT VIOLATED CERTAIN PROVISIONS OF NORTH DAKOTA ADMINISTRATIVE CODE CHAPTER 43-02-03 ON THE JENKS 1 WELL, LOCATED IN THE NW/4 NW/4 SECTION 34, T.164N., R.97W., AND THE KNUDSEN 1 WELL, LOCATED IN THE SE/4 SE/4 SECTION 28, T.164N., R.97W., DIVIDE COUNTY, NORTH DAKOTA.

ORDER OF THE COMMISSION

THE COMMISSION FINDS:

(1) The Industrial Commission, on August 1, 2013, filed a complaint against Jayhawk Energy, Inc. (Jayhawk) for violating North Dakota Administrative Code (NDAC) Section 43-02-03-19.5 by failing to reclaim the pits, NDAC Section 43-02-03-30.1 by allowing fluid to flow over or pool on the surface of the land or infiltrate the soil, and NDAC Section 43-02-03-55 by failing to plug the abandoned wells and reclaim the sites in the following wells in Divide County, North Dakota:

Well Name & No.	File No.	Location
Knudsen 1	18738	SE/4 SE/4 Section 28-T164N-R97W
Jenks 1	18740	NW/4 NW/4 Section 34-T164N-R97W

(2) In the complaint, the Commission requested Jayhawk to pay $525,000 in fines and pay $2,320 in costs and expenses incurred by the Commission.

(3) In lieu of a formal hearing on the complaint, the parties agreed to resolve all matters in the complaint.

(4) The parties executed an Administrative Consent Agreement in February 2014. The Administrative Consent Agreement was entered into voluntarily and without promise of any kind not contained therein.

(5) This case should be dismissed without prejudice.

IT IS THEREFORE ORDERED:

(1) This case is hereby dismissed without prejudice.

(2) This order shall remain in full force and effect until further order of the Commission.

Dated this 29th day of August, 2016.

INDUSTRIAL COMMISSION
STATE OF NORTH DAKOTA

By the Director, on behalf of the Commission

/s/ Lynn D. Helms, Director